                                                                 EXHIBIT 10.2(j)


                               VARITY CORPORATION
                        SHAREHOLDER VALUE INCENTIVE PLAN

Section I.  Purpose
            -------

     The purpose of the Varity Corporation Shareholder Value Incentive Plan (the "Plan") is to provide additional compensation incentives for superior performance in the interest of shareholders by key employees of the Company, as well as equity-based compensation for members of the Board of Directors. The Plan is intended to strengthen the Company's long term financial performance and its ability to attract and retain management employees and directors upon whose judgment, initiative and efforts the continued success, growth and development of the Company are dependent.

Section II.  Definitions
             -----------

     When used herein, the following terms shall have the following meanings:

     a.  "Affiliate" means any company controlled by the Company, controlling
         -----------
the Company or under common control with the Company.

     b.  "Award" means an award granted to any Eligible Employee in accordance
         -------
with the provisions of the Plan.

     c.  "Award Agreement" means the written agreement or certificate evidencing
         -----------------
an Award granted under the Plan.

     d.  "Beneficiary" means the beneficiary or beneficiaries designated
         -------------
pursuant to Section XI to receive the amount, if any, payable under the Plan upon the death of a Participant.

     e.  "Board" means the Board of Directors of the Company.
         -------

     f.  "Code" means the Internal Revenue Code of 1986, as now in effect or as
         ------
hereafter amended. (All citations to Sections of the Code are to such Sections as they are currently designated and reference to such Sections shall include the provisions thereof as they may from time to time be amended or renumbered and any successor provisions.)

     g.  "Committee" means the Committee appointed by the Board pursuant to
         -----------
Section XII.

     h.  "Company" means Varity Corporation, and its successors and assigns.
         ---------

     i.  "Director" means a non-employee member of the Board.
         ----------

     j.  "Director's Option" means an option to purchase Stock, subject to the
         -------------------
applicable provisions of Section IX and awarded to a Director in accordance with the terms of the Plan.


     k.  "Effective Date" means March 31, 1993.
         ----------------

     l.  "Eligible Employee" means an employee of any Participating Company
         -------------------
whose responsibilities and decisions, in the judgment of the Committee, significantly affect the management, growth, performance or profitability of any Participating Company.

     m.  "Fair Market Value" means, unless another reasonable method for
         -------------------
determining fair market value is specified by the Committee, the closing market price of a share of Common Stock as reported on the New York Stock Exchange for the trading date next preceding the date in question or the average of such price for such period as may be specified by the Committee.

     n.  "Incentive Stock Option" means an Option which meets the requirements
         ------------------------
of an incentive stock option within the meaning of Section 422 of the Code.

     o.  "Nonqualified Stock Option" means an Option which is not an Incentive
         ---------------------------
Stock Option.

     p.  "Option" means an option to purchase Stock, subject to the applicable
         --------
provisions of Section V and awarded to an Eligible Employee in accordance with the terms of the Plan and which may be an Incentive Stock Option or a Nonqualified Stock Option.

     q.  "Participant" means an Eligible Employee or Director who receives an
         -------------
Award or Director's Option under the Plan.

     r.  "Participating Company" means the Company or any subsidiary or other
         -----------------------
company related to the Company, provided, however, for Incentive Stock Options only, "Participating Company" means the Company or any corporation which at the time such option is granted under the Plan qualifies as a subsidiary of the Company under the definition of "subsidiary corporation" contained in Section 424(f) of the Code.

     s.  "Performance Share Award" means a performance share award subject to
         -------------------------
the requirements of Section IV and awarded in accordance with the terms of the Plan.

     t.  "Plan" means the Varity Corporation Shareholder Value Incentive Plan,
         ------
as the same may be amended, administered or interpreted from time to time.

     u.  "Restricted Stock Incentive Shares" means Stock delivered under the
         -----------------------------------
Plan subject to the requirements of Section VII and such other restrictions as the Committee deems appropriate or desirable.

     v.  "Retirement" means termination of employment by an Eligible Employee on
         ------------
or after reaching age 55 or, with consent of the Committee, an earlier age with the consent of the Committee.

     w.  "Rule 16b-3" means Rule 16b-3 promulgated under Section 16 of the
         ------------
Securities Exchange Act of 1934, as amended, or any successor rule or regulation.

     x.  "Stock" means the common stock of the Company.
         -------

     y.  "Total Disability" means the complete and permanent inability of an
         ------------------
Eligible Employee to perform all of his or her duties under the terms of his or her employment with any Participating Company, as determined by the Committee upon the basis of such evidence, including independent medical reports and data, as the Committee deems appropriate or necessary.

Section III.  Shares Subject to the Plan
              --------------------------

     a. The maximum number of shares of Stock which may be issued or issuable pursuant to Awards and Director's Options under the Plan is 10% of the shares of Stock outstanding from time to time; provided that no more than 1.0 million shares of Stock may be issued pursuant to Incentive Stock Options under the Plan. In the event that the number of shares of Stock issued or issuable pursuant to Awards and Director's Options at any time is in excess of the above-stated 10% limit, the number need not be reduced if such excess has resulted solely from a reduction in the amount of outstanding shares of Stock subsequent to the time that such Awards or Director's Options were granted. Such shares shall be made available either from authorized and unissued shares, shares held by the Company in its treasury or reacquired shares. The term "issued" shall include all deliveries to a Participant of shares of Stock pursuant to Awards and Director's Options under the Plan. The Committee may, in its discretion, decide to award other shares issued by the Company that are convertible into Stock or make such shares subject to purchase by an Option, in which event the maximum number of shares of Stock into which such shares may be converted or subject to such Option shall be used in applying the aggregate share limit under this Section III and all provisions of the Plan relating to Stock shall apply with full force and effect with respect to such convertible shares.

     b. If, for any reason, any shares of Stock awarded or subject to purchase or issuance under the Plan are not delivered or are reacquired by the Company for reasons including, but not limited to, a forfeiture of Restricted Stock Incentive Shares or termination, expiration or cancellation of an Option or Director's Option or a Performance Share Award, such shares of Stock shall be deemed not to have been issued pursuant to Awards or Director's Options under the Plan except as otherwise required for exemption under Rule 16b-3.

     c. Except as otherwise required for exemption under Rule 16b-3, shares of Stock received by the Company in connection with the exercise of Options by delivery of shares or in connection with the payment of withholding taxes shall reduce the number of shares deemed to have been issued pursuant to Awards under the Plan for the purpose of the 10% limit, but not for the purpose of the 1.0 million share limit, both discussed in Section III(a) hereof.

Section IV.  Grant of Awards and Award Agreements
             ------------------------------------

     a. Subject to the provisions of the Plan, the Committee shall (i) determine and designate from time to time those Eligible Employees or groups of Eligible Employees to whom Awards are to be granted; (ii) grant Awards to Eligible Employees; (iii) determine the form or forms of Award to be granted to any Eligible Employee; (iv) determine the amount or number of shares of Stock, if any, subject to each Award; (v) determine the terms and conditions (which need not be identical) of each Award; (vi) establish and modify performance objectives for Awards; (vii) determine whether and to what extent Eligible Employees shall be allowed or required to defer receipt of any Awards or other amounts payable under the Plan to the occurrence of a specified date or event;
(viii) determine the price at which shares of Stock may be offered under each Award, which price may, except in the case of Options, be zero; (ix) interpret, construe and administer the Plan as it applies to Awards and any related award agreement and define the terms employed therein; and (x) make all of the determinations necessary or advisable with respect to the Plan as it applies to Awards or any Award granted thereunder. Awards may, in the discretion of the Committee, be granted in tandem with any other Award or any award granted under any other plan of the Company, either at the same time as or at a different time from the grant of such other Award or award.

     b. Each Award granted under the Plan shall be evidenced by a written Award Agreement, in a form approved by the Committee. Such agreement shall be subject to and incorporate the express terms and conditions, if any, required under the Plan or as required by the Committee for the form of Award granted and such other terms and conditions as the Committee may specify.

     c. The Committee may modify or amend any Awards or waive any restrictions or conditions applicable to any Awards or the exercise or realization thereof (except that the Committee may not make any such modifications, amendments or waivers if the effect thereof, taken as a whole, adversely affects the rights of any recipient of previously granted Awards without his or her consent).

Section V.  Stock Options
            -------------

     a. With respect to Options, the Committee shall (i) authorize the granting of Incentive Stock Options, Nonqualified Stock Options, or a combination of Incentive Stock Options and Nonqualified Stock Options; (ii) determine the number of shares of Stock subject to each Option; and (iii) determine the time or times when and the manner in which each Option shall be exercisable and the duration of the exercise period; provided, however, that the aggregate Fair
                                 -----------------
Market Value (determined as of the date an Option is granted) of the Stock for which Incentive Stock Options granted to any Eligible Employee under this Plan may first become exercisable in any calendar year shall not exceed $100,000.

     b. The exercise period for an Option, including any extension which the Committee may from time to time decide to grant, shall not exceed ten years from the date of grant; provided, however, that in the case of an Incentive Stock
                   -----------------
Option granted to an Eligible Employee who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company (a "Ten Percent Stockholder"), such period, including extensions, shall not exceed five years from the date of grant.

     c. The Option price per share shall be determined by the Committee at the time any Option is granted and shall be not less than the Fair Market Value or, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, 110 percent of the Fair Market Value, on the date the Option is granted, as determined by the Committee; provided, however, that such price shall be at least equal to the par value of one share of Stock.

     d. No part of any Option may be exercised until (i) the Eligible Employee who has been granted the Award shall have remained in the employ of a Participating Company for such period, if any, after the date on which the Option is granted, or (ii) achievement of such performance or other criteria, if any, by the Eligible Employee, the Company or any Participating Company or division of the Company, as the Committee may specify, and the Committee may further require exercisability in installments.

     e. Subject to Section X(c), except as otherwise provided in the Plan, the purchase price of the shares as to which an Option shall be exercised shall be paid to the Company at the time of exercise either in cash or in such other consideration as the Committee deems appropriate, including Stock already owned by the optionee, having a total Fair Market Value, as determined by the Committee, equal to the purchase price, or a combination of cash and such other consideration having a total Fair Market Value, as so determined, equal to the purchase price. The Committee may provide, in its discretion, that all or a portion of the purchase price may be paid by the Eligible Employee's promissory note, which may be secured or unsecured, bearing interest, if any, at a rate specified by the Committee and subject to such other terms and conditions as the Committee may specify.

     f. At the discretion of the Committee, exercised at the time of grant of the Option or thereafter, an Eligible Employee who exercises an Option using shares of Stock to pay the exercise price or related withholding taxes may receive a replacement Option for the same number of shares that the Eligible Employee delivers to the Company in such payment. The exercise price per share for the replacement Option will equal the Fair Market Value of a share of Stock at the time the replacement Option is issued, and the term of the replacement Option will be the same as the remaining balance of the term of the original Option.

     g. (a) If an Eligible Employee who has been granted an Option dies (A) while an employee of any Participating Company or (B) within three months after termination of his or her employment with all Participating Companies or (C) after Retirement, all of his or her Options shall become fully exercisable at the time of death and may be exercised by the person or persons to whom the Eligible Employee's rights under the Option pass by will or, if no such person has such right, by his or her executors or administrators, at any time, or from time to time, subject to such terms and conditions as the Committee may specify, but not later than the expiration date of the Option.

     (b) If the Eligible Employee's employment by all Participating Companies terminates because of his or her Total Disability, all of his or her Options shall become fully exercisable at the time of termination of employment and may be exercised at any time, or from time to time, subject to such terms and conditions as the Committee may specify, but not later than the expiration date of the Option.

     (c) If the Eligible Employee's employment by all Participating Companies terminates because of his or her Retirement, his or her Options shall continue to become exercisable in accordance with their existing exercisability schedule notwithstanding such Eligible Employee's Retirement and, to the extent the Options are or become exercisable, they may be exercised at any time, or from time to time, subject to such terms and conditions as the Committee may specify, but not later than the expiration date of the Option.

     (d) If the Eligible Employee's employment by all Participating Companies is terminated for cause or by voluntary resignation, he or she may exercise his or her Options to the extent that he or she shall have been entitled to do so at the date of termination of employment, at any time, or from time to time, within one month after the date of termination of employment (or within such other period not to exceed three months from termination as the Committee may specify), and subject to such terms and conditions as the Committee may specify, but not later than the expiration date of the Option. For purposes of this Plan, a termination of employment of an Eligible Employee shall not be considered voluntary if it occurs within six months after the compensation, authority or responsibilities of the Eligible Employee are materially diminished or if such termination is at the request of a Participating Company.

     (e) If the Eligible Employee's employment by all Participating Companies terminates for any other reason, he or she may exercise his or her Options to the extent that he or she shall have been entitled to do so at the date of the termination of his or her employment (and the Committee may, in its discretion, specify that additional Options held by the Eligible Employee shall become exercisable and may be exercised at such time or times as the Committee may specify) at any time, or from time to time, within six months after the date of the termination of his or her employment (or within such other period not to exceed twenty-four months from termination as the Committee may specify), and subject to such terms and conditions as the Committee may specify, but not later than the expiration date of the Option.

     h. No Option granted under the Plan shall be transferable other than by will or by the laws of descent and distribution. During the lifetime of the optionee, an Option shall be exercisable only by him or her or by his or her guardian or legal representative.

     i. With respect to an Incentive Stock Option, the Committee shall specify such terms and provisions as the Committee may determine to be necessary or desirable in order to qualify such Option as an Incentive Stock Option.

Section VI.  Performance Share Awards
             ------------------------

     a. The Committee shall determine a performance period (the "Performance Period") of one or more years and shall determine the performance objectives for grants of Performance Share Awards. Performance objectives may vary from Eligible Employee to Eligible Employee and between groups of Eligible Employees and shall be based upon such performance criteria or combination of factors as the Committee may deem appropriate. Performance Periods may overlap and Eligible Employees may participate simultaneously with respect to Performance Share Awards for which different Performance Periods are prescribed.

     b. At the beginning of a Performance Period, the Committee shall determine for each Eligible Employee or group of Eligible Employees with respect to that Performance Period the range of dollar values or number of shares, if any, which may be fixed or may vary in accordance with such performance or other criteria specified by the Committee, which shall be paid to an Eligible Employee as an Award if the relevant measure of Company performance for the Performance Period is met.

     c. If during the course of a Performance Period there shall occur significant events as determined by the Committee, including, but not limited to, a reorganization of the Company, which the Committee expects to have a substantial effect on a performance objective during such period, the Committee may revise such objective.

     d. If an Eligible Employee terminates service with all Participating Companies during a Performance Period because of death, Total Disability, Retirement or a significant event, as determined by the Committee (including, but not limited to, a reorganization of the Company), that Eligible Employee shall be entitled to payment in settlement of each Performance Share for which the Performance Period was prescribed (i) based upon the performance objectives satisfied at the end of such Performance Period and (ii) prorated for the portion of the Performance Period during which the Eligible Employee was employed by any Participating Company; provided, however, the Committee may provide for an earlier payment in settlement of such Performance Share in such amount and under such terms and conditions as the Committee deems appropriate or desirable with the consent of the Eligible Employee. If an Eligible Employee terminates service with all Participating Companies during a Performance Period for any other reason, then such Eligible Employee shall not be entitled to any payment with respect to that Performance Period unless the Committee shall otherwise determine.

     e. Each Performance Share Award may be paid in whole shares of Stock (together with any cash representing fractional shares of Stock), or cash, or a combination of Stock and cash either as a lump sum payment or in annual installments, all as the Committee shall determine, at the time of grant of the Performance Share Award or otherwise (except that the terms of an outstanding Performance Share Award may not be amended in a manner which taken as a whole adversely affects the rights of the Participant without his or her consent), commencing as soon as practicable after the end of the relevant Performance Period.


     f. Performance Shares may also be issued in satisfaction of awards made under the Company's 1990 Fiscal Year Group Long Term Incentive Plan.

Section VII.  Restricted Stock Incentive Shares
              ---------------------------------

     a. Restricted Stock Incentive Shares shall be subject to a restriction period (after which restrictions shall lapse), which shall mean a period commencing on the date the Award is granted and ending on such date or upon the achievement of such performance or other criteria as the Committee shall determine (the "Restriction Period"). Except in the case of Restricted Stock Incentive Shares received as the result of the exercise of an Option, as payment for a Performance Share Award, or in exchange for cash compensation otherwise payable to an Eligible Employee, the Committee shall include performance criteria in determining the Restriction Period for Restricted Stock Incentive Shares. The Committee may provide for the lapse of restrictions in installments where deemed appropriate.

     b. Except as otherwise provided in this Section VII, no Restricted Stock Incentive Shares received by an Eligible Employee shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period; provided, however, the Restriction Period for any Eligible
                    -----------------
Employee shall expire and all restrictions on Restricted Stock Incentive Shares shall lapse upon the Eligible Employee's death, Total Disability or Retirement, or a significant event, as determined by the Committee (including but not limited to) a reorganization of the Company.

     c. If an Eligible Employee terminates employment with all Participating Companies for any reason (other than the reasons specified in Section VII(b)) before the expiration of the Restriction Period, all Restricted Stock Incentive Shares still subject to restriction shall, unless the Committee otherwise determines, be forfeited by the Eligible Employee and shall be reacquired by the Company, and, in the case of Restricted Stock Incentive Shares purchased through the exercise of an Option, the Company shall refund the purchase price paid on the exercise of the Option.

     d. The Committee may require under such terms and conditions as it deems appropriate or desirable that the certificates for Stock delivered under the Plan may be held in custody by a bank or other institution, or that the Company may itself hold such shares in custody until the Restriction Period expires or until restrictions thereon otherwise lapse, and may require, as a condition of any receipt of Restricted Stock Incentive Shares, that the Eligible Employee shall have delivered a stock power endorsed in blank relating to the Restricted Stock Incentive Shares.

Section VIII.  Other Stock-Based Awards
               ------------------------

     a. The Committee may grant other Awards under the Plan which are denominated in stock units or pursuant to which shares of Stock or cash may be acquired, including Awards that are valued based on the dividends payable with respect to Stock or using measures other than market value, if deemed by the Committee in its discretion to be consistent with the purposes of the Plan. Subject to the terms of the Plan, the Committee shall determine the form of such Awards, the number of shares of Stock or other units to be granted or covered pursuant to such Awards and all other terms and conditions of such Awards. The Committee may award additional shares of Stock without payment therefor (other than payment of an amount equal to the par value thereof if required by law) to an Eligible Employee whose holding period for Stock received upon exercise of an Option meets or exceeds the holding period specified by the Committee in order to receive the additional Stock.

Section IX.  Directors' Options
             ------------------

     a. On the date of each annual meeting of the Company's shareholders, beginning with the 1993 annual meeting, each Director in office immediately following the meeting shall automatically be granted a Director's Option to purchase 3,000 shares of Stock at a price equal to the higher of the par value of the Stock or the sum of the following: (i) the average closing price of such Stock for the final 20 trading days in the preceding January, as reported in the New York Stock Exchange -- Composite Transaction Index; and (ii) a premium, which is a percentage of the amount under (i) above equal to the percentage (rounded up to the next full five percent in 1993 and the next full percent thereafter) resulting from five compoundings of the five year United States government bond average annual percentage yield during the last 20 trading days in the preceding January.

     b. Each Director's Option shall become fully exercisable one year after the date of the grant, and shall expire on the fifth anniversary of the date of grant. Exercisability of the Director's Option shall not be dependent upon the Director's continuing service on the Board.

     c. Subject to Section X(c), the purchase price of the Stock as to which a Director's Option shall be exercised shall be paid to the Company at the time of exercise either in cash or in shares of Stock already owned by the Director for at least six months at the time of exercise (or such other period as the Company's regular independent auditors may specify to avoid adverse accounting treatment) and having a total Fair Market Value equal to the purchase price, or in a combination of cash and such shares.

     d. No Director's Option granted under the Plan shall be transferable other than by will or by the laws of descent and distribution. During the lifetime of the optionee, a Director's Option shall be exercisable only by him or her or by his or her guardian or legal representative.

     e. In the event that within a twelve (12) month period any person or affiliated group of persons other than a trustee holding securities under an employee benefit plan of the Company acquires or obtains the right to acquire twenty-five percent (25%) or more of the Company's outstanding Stock, all Director's Options that have not yet become exercisable shall become exercisable immediately.

     f. To the extent the Plan relates to Director's Options, it is intended to operate automatically and not require administration. However, to the extent that administration is necessary with respect to such grants, the Plan shall be administered by the Secretary of the Company. However, since the Director's Options are awarded automatically, this function will be limited to ministerial matters. The plan administrator will have no discretion with respect to the selection of Director optionees, the determination of the exercise price of Director's Options, the timing of such grants or number of shares of Stock covered by the Director's Options.

Section X.  Certificates for Awards of Stock
            --------------------------------

     a. Subject to Section VII(d), each Participant entitled to receive shares of Stock under the Plan shall be issued a certificate for such shares. Such certificate shall be registered in the name of the Participant, shall bear an appropriate legend reciting the terms, conditions and restrictions, if any, applicable to such shares and shall be subject to appropriate stop-transfer orders.

     b. The Company shall not be required to issue or deliver any certificates for shares of Stock prior to (i) the listing of such shares on any stock exchange or quotation system on which the Stock may then be listed or quoted and
(ii) the completion of any registration, qualification, approval or authorization of such shares under any federal or state law, or any ruling or regulation or approval or authorization of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable.

     c. All certificates for shares of Stock delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

     d.  Except for the restrictions on Restricted Stock Incentive Shares under
Section VII, each Participant who receives an award of Stock shall have all of the rights of a shareholder with respect to such shares, including the right to vote the shares and receive dividends and other distributions. No Participant awarded an Option, Director's Option or Performance Share Award shall have any right as a shareholder with respect to any shares subject to such Award or Director's Option prior to the date of issuance to him or her of a certificate or certificates for such shares.

Section XI.  Beneficiary
             -----------

     a. Each Participant shall file with the Committee a written designation of one or more persons as the Beneficiary who shall be entitled to receive the Award or Director's Option, if any, payable under the Plan upon his or her death. A Participant may from time to time revoke or change his or her Beneficiary designation without the consent of any prior Beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt.

     b. If no such Beneficiary designation is in effect at the time of a Participant's death, or if no designated Beneficiary survives the Participant or if such designation conflicts with law, the Participant's estate shall be entitled to receive the Award or Director's Option, if any, payable under the Plan upon his or her death. If the Committee is in doubt as to the right of any person to receive such Award or Director's Option, the Company may retain such Award or Director's Option, without liability for any interest thereon, until the

Committee determines the right thereto, or the Company may deliver such Award or Director's Option into any court of appropriate jurisdiction and such delivery shall be a complete discharge of the liability of the Company therefor.

Section XII.  Administration of the Plan
              --------------------------

     a. To the extent it relates to Awards, the Plan shall be administered by the Committee, as appointed by the Board. Each member of the Committee shall be both a member of the Board and a "disinterested person" within the meaning of Rule 16b-3.

     b. All decisions, determinations or actions of the Committee made or taken pursuant to grants of authority in respect of Awards under the Plan shall be made or taken in the sole discretion of the Committee and shall be final, conclusive and binding on all persons for all purposes.

     c. The Committee shall have full power, discretion and authority to interpret, construe and administer the Plan to the extent it relates to Awards and any related Award agreement and define the terms employed in the Plan to the extent they relate to Awards or any Award agreement, and its interpretations and constructions thereof and actions taken thereunder shall be final, conclusive and binding on all persons for all purposes.

     d. The Committee shall have full power, discretion and authority to prescribe and rescind rules, regulations and policies for the administration of the Plan to the extent it relates to Awards.

     e. The Committee's decisions and determinations under the Plan and with respect to any Award granted thereunder need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated.

     f. The Committee shall keep minutes of its actions under the Plan. The act of a majority of the members present at a meeting duly called and held shall be the act of the Committee. Any decision or determination reduced to writing and signed by all members of the Committee shall be fully as effective as if made by unanimous vote at a meeting duly called and held.

     g. The Committee may employ such legal counsel, including without limitation independent legal counsel and counsel regularly employed by the Company, consultants and agents as the Committee may deem appropriate for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computations received from any such consultant or agent. All expenses incurred by the Committee in interpreting and administering the Plan, including without limitation, meeting fees and expenses and professional fees, shall be paid by the Company.

     h. No member or former member of the Committee or the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award or Director's Option granted under it. Each member or former member of the Committee or the Board shall be indemnified and held harmless by the Company against all cost or expense (including counsel fees and expenses) or liability (including any sum paid in settlement of a claim with the approval of the Board) arising out of any act or omission to act in connection with the Plan unless arising out of such member's or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification or insurance the members or former members may have as directors or under the by-laws of the Company or otherwise.

Section XIII.  Amendment or Discontinuance
               ---------------------------

     The Board may, at any time, amend or terminate the Plan. The Plan or Awards under the Plan may also be amended by the Committee, provided that all such amendments shall be reported to the Board. No amendment shall become effective unless approved by affirmative vote of the Company's stockholders if such approval is necessary or desirable for the continued validity of the Plan or if the failure to obtain such approval would adversely affect the compliance of the Plan with Rule 16b-3 or any other rule or regulation. No amendment or termination shall, when taken as a whole, adversely affect the rights of any recipient of a previously granted Award or Director's Option without his or her consent. Notwithstanding the other provisions of this Section XIII, Section IX and the other provisions of this Plan applicable to Director's Options may not be amended more than once every six months other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

Section XIV.  Adjustments; Change in Control
              ------------------------------

     a. In the event of any recapitalization, reclassification, split-up or consolidation of shares of Stock, separation (including a spin-off), dividend on shares of Stock payable in capital stock, or other similar change in capitalization of the Company or a merger or consolidation of the Company or sale by the Company of all or a portion of its assets, or other similar event, the Committee may make such appropriate adjustments in the option prices of outstanding Options and Director's Options, in the number and kind of securities, cash or other property which may be issued pursuant to Awards or Director's Options under the Plan, including Awards or Director's Options then outstanding, and in the aggregate number of shares of Stock with respect to which Awards and Director's Options may be granted as the Committee deems equitable with a view toward maintaining the proportionate interest of the Participant and preserving the value of the Awards or Director's Options.

     b. The Committee in its discretion may include provisions in any Award granted to an Eligible Employee that become effective upon a change in control of the Company (as defined by the Committee) and that provide for the acceleration of the exercisability of, the lapse of restrictions on, or the payment under, the Award. In the case of Options, such provisions may also include the right, in lieu of exercising such Option, to elect to surrender all or part of such Option to the Company and to receive cash in an amount equal to the excess of (i) the higher of (x) the Fair Market Value of a share of Stock on the date such right is exercised and (y) the highest price paid for Stock or, in the case of securities convertible into Stock or carrying a right to acquire Stock, the highest effective price (based on the prices paid for such securities) at which such securities are convertible into Stock or at which Stock may be acquired, by any person or group whose acquisition of voting securities has resulted in a change in control of the Company over (ii) the exercise price per share under the Option, multiplied by the number of shares of Stock with respect to which such right is exercised. The provisions authorized by this Section

XIV(b) may be included in an Award at the time of grant of the Award or thereafter.

Section XV.  Miscellaneous
             -------------

     a. Nothing in this Plan or any Award granted hereunder shall confer upon any employee any right to continue in the employ of any Participating Company or interfere in any way with the right of any Participating Company to terminate his or her employment at any time.

     b. No Award payable under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan or other arrangement of any Participating Company for the benefit of its employees unless the Company shall determine otherwise.

     c. No Participant shall have any claim to an Award or Director's Option until it is actually granted under the Plan. To the extent that any person acquires a right to receive payments from the Company under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments of Awards provided for under the Plan shall be paid by the Company either by issuing shares of Stock or by delivering cash from the general funds of the Company or other property of the Company; provided,
                                                               ---------
however, that such payments shall be reduced by the amount of any payment made
- -------
to the participant or his or her dependents, beneficiaries or estate from any trust or special or separate fund. The Company shall not be required to establish a special or separate fund or other segregation of assets to assure such payments, and, if the Company shall make any investments to aid it in meeting its obligations hereunder, the Participant shall have no right, title, or interest whatever in or to any such investments except as may otherwise be expressly provided in a separate written instrument relating to such Investments.

     d. Absence on leave approved by a duly constituted officer of the Company shall not be considered interruption or termination of employment for any purposes of the Plan; provided, however, that no Award may be granted to an
                      -----------------
employee while he or she is absent on leave.

     e. If the Committee shall find that any person to whom any Award or Director's Option, or portion thereof, is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, then any payment due him or her (unless a prior claim therefor has been made by a duly appointed guardian or legal representative) may, if the Committee so directs the Company, be paid to his or her spouse, a child, a relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Company therefor.

     f. The right of any Participant or other person to any Award or Director's Option payable under the Plan may not be assigned, transferred, pledged or encumbered, either voluntarily or by operation of law, except as provided in
Section XI with respect to the designation of a Beneficiary or as may otherwise be required by law. If, by reason of any attempted assignment, transfer, pledge, or encumbrance or any bankruptcy or other event happening at any time, any amount payable under the Plan would be made subject to the debts or liabilities of the

Participant or his or her Beneficiary or would otherwise devolve upon anyone else and not be enjoyed by the Participant or his or her Beneficiary, then the Committee may terminate such person's interest in any such payment and direct that the same be held and applied to or for the benefit of the Participant, his or her Beneficiary or any other persons deemed to be the natural objects of his or her bounty, taking into account the expressed wishes of the Participant.

     g. Copies of the Plan and all amendments, administrative rules and procedures and interpretations shall be made available for review to all Participants at all reasonable times at the Company's administrative offices.

     h. The Committee may cause to be made, as a condition precedent to the payment of any Award, or otherwise, appropriate arrangements with the Participant or his or her Beneficiary, for the withholding of any federal, state, local or foreign taxes. The Committee may in its discretion permit the payment of such withholding taxes by authorizing the Company to withhold shares of Stock to be issued, or by delivering to the Company shares of Stock owned by the Participant or Beneficiary, in either case having a Fair Market Value equal to the amount of such taxes.

     i. The Plan and the grant of Awards shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any governmental or regulatory agency as may be required.

     j. All elections, designations, requests, notices, instructions and other communications from a Participant, Beneficiary or other person to the Committee, required or permitted under the Plan, shall be in such form as is prescribed from time to time by the Committee and shall be mailed by first class mail or delivered to such location as shall be specified by the Committee.

     k. The terms of the Plan shall be binding upon the Company and its successors and assigns.

     l. Captions preceding the sections hereof are inserted solely as a matter of convenience and in no way define or limit the scope or intent of any provision hereof.

     m. Nothing contained in this Plan shall prevent a Participating Company from adopting or continuing in effect other or additional compensation arrangements.

     n. The Plan is not intended to cover any awards that are not payable in shares of Stock (either by their terms or at the option of the Company or the recipient), are not measured by referring to Stock prices or values or are not considered derivative securities within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended.

Section XVI.  Effective Date and Stockholder Approval
              ---------------------------------------

     The Effective Date of the Plan shall be March 31, 1993, subject to approval by the holders of a majority of the Company's common stock at the 1993 Annual Meeting. No awards will be granted under the Plan after the expiration of ten years from the Effective Date.